INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 14 - INCOME TAXES

The following is a summary of the components giving rise to the income tax provision (benefit) for the years ended December 31, 2012 and 2011.

The provision (benefit) for income taxes consists of the following:

	2012	2011

Current:
Federal	$-	$-
State	-	-
Total current	-
Deferred:
Federal	(1,370,382)	(1,284,145)
State	(308,039)	(288,654)
Total deferred	(1,678,421)	(1,572,799)
Change in valuation allowance	1,678,421	1,572,799
	$-	$-

The provision (benefit) for income tax varies from that which would be expected based on applying the statutory federal rate to pre-tax accounting loss as follows:

	2012	2011

Statutory federal rate	(34.0)%	(34.0)%
Permanent items	2.0	0.2
Change in tax status	0.0	(20.8)
Derivative liability	10.1	(6.1)
State tax provision, net of federal benefit	(3.0)	(4.7)
Valuation allowance	24.9	65.4

Effective tax rate (benefit) provision	0.0%	0.0%

Individual components of deferred taxes consist of the following:

Deferred tax assets:
Net operating loss carryforwards	3,684,817	$2,033,122
Derivative liability	21,725	212,773
Inventory reserve	69,120	0
Other	967	0
	3,776,629	2,245,895
Deferred tax liabilities:
Prepaid expenses	0	(6,838)
Fixed assets	(2,333)	0
Patents and trademarks	(490,882)	(180,795)
Stock-based compensation	(28,300)	(81,265)
Beneficial conversion feature of convertible debt	(27,277)	(404,198)
	(548,792)	(673,096)
Valuation allowance	(3,227,837)	(1,572,799)

Net deferred taxes	$-	$-

The Company incurred a net operating loss of approximately $9,500,000 from the Merger to December 31, 2012 and this amount is being carried forward to future years and expires in 2031 and 2032. Due to the uncertainty of the Company's ability to generate sufficient taxable income in the future before they expire, the company has recorded a valuation allowance to reduce the net deferred tax asset to zero. This NOL is included in the net deferred tax asset that has been fully offset by the valuation allowance.

As of December 31, 2012 the Company has a deferred tax liability of $27,277, which is based on the tax effect of the difference in basis between GAAP and tax purposes for the beneficial conversion feature on the convertible notes issued. This amount is originally recorded through additional paid in capital and a corresponding offsetting entry is made to the valuation allowance. Any remaining balance will be considered when the Company determines that the valuation allowance is no longer needed in its entirety.

ASC 740 provides guidance on the financial statement recognition and measurement for uncertain income tax positions that are taken or expected to be taken in a company's income tax return. The Company has no uncertain tax positions as of December 31, 2012.

The Company's federal and state tax returns for the years ended September 30, 2011 to December 31, 2012 are currently open to audit under the statutes of limitations. There are no pending audits as of December 31, 2012.